Goodwill and Acquired Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Acquired Intangible Assets
5.	Goodwill and Acquired Intangible Assets

Goodwill

All acquisitions must be assigned to a reporting unit or units. A reporting unit is the same as, or one level below, a reportable segment. We have four reportable segments: Consumer Lending, Business Services, FFELP Loans and Other. The following table summarizes our goodwill, accumulated impairments and net goodwill for our reporting units and reportable segments.

	As of December 31, 2012			As of December 31, 2011
(Dollars in millions)	Gross	Accumulated Impairments	Net	Gross	Accumulated Impairments	Net
Total FFELP Loans reportable segment	$194	$(4)	$190	$194	$(4)	$190
Total Consumer Lending reportable segment	147	—	147	147	—	147
Business Services reportable segment:
Servicing	50	—	50	50	—	50
Contingency Services	136	(129)	7	136	(129)	7
Wind-down Guarantor Servicing	256	(256)	—	256	(256)	—
Insurance Services	9	(9)	—	11	—	11
Upromise	140	(140)	—	140	(140)	—

Total Business Services reportable segment	591	(534)	57	593	(525)	68

Total	$932	$(538)	$394	$934	$(529)	$405

Goodwill Impairment Testing

In performing our annual goodwill impairment analysis as of October 1, 2012, we assessed relevant qualitative factors to determine whether it is “more-likely-than-not” that the fair value of an individual reporting unit is less than its carrying value. As part of our qualitative assessment, we considered the amount of excess fair value over the carrying values of the FFELP Loans, Private Education Loans and Servicing reporting units as of October 1, 2010 when we performed a step 1 goodwill impairment test and engaged an appraisal firm to estimate the fair values of these reporting units. The fair value of each reporting unit at October 1, 2010 significantly exceeded its carrying amount.

The following table illustrates the carrying value of equity for reporting units that had remaining goodwill as of December 31, 2010, the estimated fair value determined in conjunction with Step 1 impairment testing in the fourth quarter of 2010 as determined by a third-party appraisal firm and the excess of the estimated fair value over the carrying value of equity at December 31, 2010.

	Carrying Value of Equity	Fair Value of Equity	$ Difference	% Difference
(Dollars in millions)
FFELP Loans	$1,777	$3,766	$1,989	112%
Servicing	123	1,290	1,167	949
Consumer Lending	1,920	2,914	994	52

In conjunction with our qualitative assessment, we also considered the current legislative environment, our 2012 stock price, market capitalization and EPS results as well as significant reductions in our operating expenses. During 2012, there were no significant changes to legislation that would impact current reporting unit fair values. Further, we believe the other qualitative factors we considered would indicate favorable changes to reporting unit fair values since appraised values were determined as of October 1, 2010. After assessing these relevant qualitative factors, we determined that it is more-likely-than-not that the fair values of the FFELP Loans, Private Education Loans and Servicing reporting units exceed their carrying amounts. Accordingly, we did not perform the Step 1 impairment analysis as of October 1, 2012 for these reporting units.

During 2012, we finalized the purchase accounting for two 2011 acquisitions in the Business Services reportable segment which resulted in goodwill of $16 million, $7 million of which is attributed to the Contingency Services reporting unit and $9 million of which is attributed to the Insurance Services reporting unit. We performed Step 1 impairment testing for the Contingency Services and Insurance Services reporting units. The fair value of the Contingency Services and Insurance Services reporting units in the Step 1 impairment analysis was determined using the income approach. The income approach measures the value of each reporting unit’s future economic benefit determined by its discounted cash flows derived from our projections plus an assumed terminal growth rate adjusted for what it believes a market participant would assume in an acquisition. These projections are generally five-year projections that reflect the inherent risk a willing buyer would consider when valuing these businesses.

Based on the annual Step 1 impairment testing, there was no indicated impairment for the Contingency Services reporting unit. The Step 1 impairment testing for the Insurance Services reporting unit indicated potential impairment of goodwill. Under the second step of the analysis, determining the implied fair value of goodwill requires valuation of a reporting unit’s identifiable tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. In conjunction with the second step of the impairment analysis, the $9 million of goodwill attributed to this reporting unit was fully impaired.

Continued weakness in the economy coupled with changes in legislation could adversely affect the operating results of our reporting units. If the forecasted performance of our reporting units is not achieved, or if our stock price declines to a depressed level resulting in deterioration in our total market capitalization, the fair value of the FFELP Loans, Servicing, Private Education Loans and Contingency Services reporting units could be significantly reduced, and we may be required to record a charge to our earnings, which could be material, for an impairment of goodwill.

Acquired Intangible Assets

Acquired intangible assets include the following:

	As of December 31, 2012			As of December 31, 2011
(Dollars in millions)	Cost Basis(1)	Accumulated Impairment and Amortization(1)	Net	Cost Basis(1)	Accumulated Impairment and Amortization(1)	Net
Intangible assets subject to amortization:
Customer, services and lending relationships	$303	$(270)	$33	$303	$(253)	$50
Software and technology	93	(93)	—	93	(93)	—
Trade names and trademarks	54	(34)	20	54	(31)	23

Total acquired intangible assets	$450	$(397)	$53	$450	$(377)	$73

(1)	Accumulated impairment and amortization includes impairment amounts only if the acquired intangible asset has been deemed partially impaired. When an acquired intangible asset is considered fully impaired, and no longer in use, the cost basis and any accumulated amortization related to the asset is written off.
(2)	Intangible assets not subject to amortization include tradenames and trademarks totaling $10 million, net of accumulated impairment and amortization.

We recorded amortization of acquired intangible assets from continuing operations totaling $18 million, $21 million, and $31 million for the years ended December 31, 2012, 2011 and 2010, respectively. We will continue to amortize our intangible assets with definite useful lives over their remaining estimated useful lives. We estimate amortization expense associated with these intangible assets will be $12 million, $9 million, $6 million, $4 million and $1 million for the years ended December 31, 2013, 2014, 2015, 2016 and 2017, respectively.

As discussed in “Note 2 — Significant Accounting Policies,” we test our indefinite life intangible assets annually as of October 1 or during the course of the year if an event occurs or circumstances change which indicate potential impairment of these assets. As of October 1, 2012, the fair values of the indefinite life intangible assets exceed their carrying values. Accordingly, we recorded no impairment. We also assess whether an event or circumstance has occurred which may indicate impairment of our definite life (amortizing) intangible assets quarterly. During 2012, no such events or circumstances occurred that indicated our definite life intangible assets may be impaired.